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Exhibit 10(a)

THE DOW CHEMICAL COMPANY

EXECUTIVES' SUPPLEMENTAL
RETIREMENT PLAN

RESTATED AS OF
March 1, 2004
(except as otherwise provided herein)

        February 4, 2005

PREAMBLES

ESTABLISHMENT OF PLAN

  On May 14, 1992, The Dow Chemical Company established the Executives' Supplemental Retirement Plan as an unfunded program of deferred compensation for executives, which included Part A for Non-U.S. Service, Non-Controlled Group Service and/or Non-Covered Controlled Group Service and Part B for a Select Group of Management or Highly Compensated Employees, Board Members, and Employees whose Benefits are Statutorily Limited. Effective March 1, 1997, The Dow Chemical Company (the "Company") has amended and restated the Executives' Supplemental Retirement Plan (the "Plan"). The terms of this Plan supersede the terms of the Executives' Supplemental Plan in effect prior to the effective date of this Plan. Effective January 1, 2003, Part A shall also include other benefits as specifically set forth in Section 3.04 of Part A. Such benefits are in addition to those provided under the Key Employee Insurance Program for any Chief Executive Officers of the Company who return to executive management at the request of the Board of Directors after a period of service as a non-executive Chairman of the Board (hereinafter "Returning CEOs"). Effective March 1, 2004, the Plan was amended to include other benefits for former employees of Union Carbide Corporation who transferred to the Company after the merger of the Company with Union Carbide Corporation and the liability for such benefits was transferred to the Plan, herein after referred to as "Prior UCC Program Participants".

PURPOSE

  The Company desires (a) to provide certain of its executives and a select group of management employees with supplemental retirement benefits that might otherwise be provided by the Dow Employees' Pension Plan ("DEPP"), but for (i) restrictions of the exclusive benefit rule under Section 401(a) of the Internal Revenue Code (the "Code"), (ii) the inability to grant past service, under DEPP, to highly compensated Employees without meeting the non-discrimination requirements of Section 401(a)(4) of the Code, and/or (iii) the inability to credit service to Employees while employed by a controlled group member not covered by the DEPP, and (b) to restore benefits which are reduced under DEPP and The Dow Chemical Company Employees' Savings Plan ("ESP") due to current and/or future statutory limitations and which are not otherwise provided by any other plan maintained by the Company. Effective January 1, 2003, the Company also desires to provide Returning CEOs with benefits in addition to those currently provided by the Key Employee Insurance Program.

INTERPRETATION AND GOVERNING LAW

  This Plan is intended to constitute an unfunded program maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated Employees consistent with the requirements of Sections 201(2), 301(a)(3) and 401(a)(1) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). In the event ERISA does not preempt state law, the state law of Michigan applies.

PART A

FOR NON-U.S. SERVICE,
NON-CONTROLLED GROUP SERVICE,
AND/OR NON-COVERED CONTROLLED
GROUP SERVICE

ARTICLE I
DEFINITIONS

1.01
BENEFICIARY shall mean that person or persons designated by the Participant to receive a distribution of any amounts payable under this Plan due to the death of the Participant. Effective January 1, 2001, the beneficiary of a Participant shall be deemed to be such Participant's spouse, if married, or their domestic partner (effective May 1, 2002), if in a domestic partner relationship as approved by the plan administrator, unless such spouse agrees in writing to waive this right (such waiver does not apply to a domestic partner). If the Participant is not married or in an approved domestic partner relationship and fails to designate a Beneficiary, the amounts payable under this Plan due to the death of the Participant shall be paid in the following order: (a) to the children of the Participant; (b) to the beneficiary of the Company Paid Life Insurance of the Participant; (c) to the beneficiary of the Executive Split Dollar Life Insurance of the Participant; (d) to the beneficiary of any Company-sponsored life insurance policy for which the Company pays all or part of the premium of the Participant; or (e) to the deceased Participant's estate.

1.02
COMPANY shall mean The Dow Chemical Company and any other entity authorized to participate under the Plan.

1.03
EMPLOYEE shall mean someone who is employed by the Company to perform personal services in an employer-employee relationship who receives compensation from the Company other than a retirement benefit, severance pay, retainer, or fee under contract.

1.04
PARTICIPANT shall mean an Employee who is entitled to a Restricted Benefit under this Plan as determined by the Plan Administrator.

1.05
PLAN YEAR shall mean the twelve (12) month period beginning January 1 and ending December 31.

1.06
RESTRICTED BENEFIT shall mean benefits restricted under the exclusive benefit rule, the inability to grant past service under DEPP to highly compensated Employees without meeting the non-discrimination requirements of the Code, and/or the inability to credit service to Employees while employed by a controlled group member not covered by DEPP as more specifically described in Article III. Effective January 1, 2003, RESTRICTED BENEFIT shall also mean any additional benefit granted to Returning CEOs as described in Section 3.04 of Article III of this Part A.

1.07
RETIREMENT shall mean the date which the Participant commences to receive benefits under DEPP.

        Additional definitions appear in the Preamble of the Plan.

ARTICLE II
PARTICIPATION

2.01
ELIGIBILITY AND PARTICIPATION

  Each Employee who is participating in DEPP and is specifically named by the Plan Administrator shall be eligible to participate in the Plan. Provided, however, that any Employee who is eligible for and elects to participate in the Key Employee Insurance Program is no longer eligible to participate in this Plan and waives all rights to any benefits under this Plan, except for Returning CEOs as defined herein. Each named Employee shall furnish such information and perform such acts as the Company may require in order to maintain such eligibility.

2.02
MEANING OF PARTICIPATION

        A Participant in the Plan shall be entitled to receive a Restricted Benefit as provided in Article III.

2.03
TERMINATION OF PARTICIPATION

  An otherwise eligible Employee shall cease to actively participate in the Plan upon the earlier of the Participant's Retirement, death, termination of employment, or receipt of written notification that he or she is no longer eligible to participate in the Plan. Thereafter, participation shall continue only for the purpose of receiving a distribution of those Restricted Benefits accrued and vested as of the date the Participant ceased to actively participate in the Plan.

ARTICLE III
RESTRICTED BENEFITS

3.01
RESTRICTION DUE TO INABILITY TO GRANT PAST SERVICE UNDER DEPP TO HIGHLY COMPENSATED EMPLOYEES WITHOUT MEETING THE NON-DISCRIMINATION REQUIREMENTS OF §401(a)(4) OF THE CODE

(a)
The amount of retirement benefits payable under DEPP to certain Employees who transfer from a foreign entity to a U.S. entity covered by the DEPP may not include benefits for service rendered while a non-U.S. Employee. The intent of this Section 3.01 is to provide these Employees, as named by the Plan Administrator, benefits additional to the Employee's DEPP benefits, the benefits being equal to the value of such Employee's accrued benefits under the foreign plans at the time of transfer, subject to the restrictions in Section 3.01(b).

(b)
The Restricted Benefits payable under Subsection (a) above are subject to the following:

(i)
Restricted Benefits shall be calculated under the terms of DEPP in effect on the earlier of (A) termination, (B) Retirement, or (C) death, with the exception of credited service. Credited service shall be determined according to a method determined by the Plan Administrator.

(ii)
If legally permissible, Participants hereunder shall be required to waive any retirement benefits payable under any foreign plan. If such a waiver is not legally permissible, the value of any retirement benefits received under the foreign plans shall be deducted from any Restricted Benefits payable hereunder. Such value shall be calculated according to a method determined by the Plan Administrator.

(iii)
A Participant's vested interest in his or her Restricted Benefit calculated under this Section 3.01 (i.e., vesting percentage) shall be determined in accordance with the vesting schedule in their current foreign plan. Such vested interest shall be determined by aggregating service earned under the foreign plan and DEPP. In the event a Participant forfeits by waiving all or a portion of his or her Restricted Benefit due to the provisions of this Section 3.01, no other Participant shall acquire any right to such forfeited amount except as the Company in its discretion shall provide.

3.02
RESTRICTION DUE TO THE EXCLUSIVE BENEFIT RULE UNDER §401(a) OF THE CODE

(a)
The amount of credited service and compensation used to calculate retirement benefits under DEPP is limited to the credited service and compensation earned while an Employee of the Company (including all members of the controlled group that have adopted DEPP). The Company, however, transfers Employees to entities that are not members of the controlled group but with which it is affiliated. The Company also hires persons from entities that are not affiliated with the Company. The intent of this Section 3.02 is to provide Employees, as named by the Plan Administrator, with additional benefits equal to the benefits such Employee would have earned under DEPP for his or her full period of employment with controlled group and non-controlled group entities and, if applicable, any such service with a non-affiliated company as may be determined by the Plan Administrator, subject to Section 3.02(b).

  (b)
  The Restricted Benefits payable under Subsection (a) above are subject to the following:

  (i)
  Restricted Benefits shall be calculated under the DEPP formula in effect on the earlier of (A) termination or (B) Retirement or (C) death, using the aggregated credited service and compensation earned while an Employee at both controlled and non-controlled group entities and, if applicable, a non-affiliated company as determined by the Plan Administrator. This amount shall be reduced by both the benefit payable under DEPP and the value of any retirement benefits payable under any plan of a non-controlled group employer and, if applicable, a non-affiliated company as determined by the Plan Administrator.

  (ii)
  The value of any retirement benefits payable under any plan of a non-controlled group employer and, if applicable, a non-affiliated company as determined by the Plan Administrator shall be calculated according to a method determined by the Plan Administrator.

3.03
RESTRICTION DUE TO EMPLOYMENT BY A MEMBER OF THE CONTROLLED GROUP NOT COVERED BY DEPP

(a)
The amount of credited service and compensation used to calculate retirement benefits under DEPP is limited to the credited service and compensation earned while an Employee of the Company (including all members of the controlled group that have adopted DEPP). However, Employees may be transferred to entities that are members of the controlled group not covered by DEPP. The intent of this Section 3.03 is to provide such Employees, as named by the Plan Administrator, with additional benefits equal to the benefits such Employee would have earned under DEPP for his or her full period of employment with both the Company and the member of the controlled group not covered by DEPP, subject to the restrictions in Section 3.03(b).

(b)
The Restricted Benefits payable under Subsection (a) above are subject to the following:

(i)
Restricted Benefits shall be calculated under the DEPP formula in effect on the earlier of (A) termination, (B) Retirement, or (C) death, using the aggregated credited service and compensation earned while an Employee at both the Company and the member of the controlled group not covered by DEPP. This amount shall be reduced by both the benefit payable under DEPP and the value of any retirement benefits payable under any plan of the member of the controlled group not covered by DEPP.

(ii)
The value of any retirement benefits payable under any plan of the controlled group member not covered by DEPP shall be calculated according to a method determined by the Plan Administrator.

3.04
ADDITIONAL RESTRICTED BENEFITS TO RETURNING CEOS
(a)
The amount of the additional Restricted Benefit for Returning CEOs is (i) minus (ii) calculated as follows:

(i)
The amount of benefit calculated under the terms of the Key Employee Insurance Program, modified as follows:

(A)
using the highest three years of compensation, whether or not consecutive; and

(B)
compensation for the calendar years 2003 and 2004 shall be the total of the rates established as of each respective March 1 for (1) the Executive Performance Plan target bonus and (2) the monthly base salary multiplied by twelve, provided that the Returning CEOs do not leave the positions of President and CEO without the prior concurrence of the Board of Directors, if such departure occurs prior to December 31, 2004.

MINUS

(ii)
The amount of benefit calculated under the terms of the Key Employee Insurance Program without modification.

(b)
The additional benefit calculated under the terms of this Section 3.04 must be taken in the same form of payment as benefits payable under the Key Employee Insurance Program.

ARTICLE IV
DISTRIBUTION OF RESTRICTED BENEFITS

4.01
PAYMENT OF RESTRICTED BENEFITS

(a)
Form of Payment

    Benefits under the Plan are payable in any of the following forms, as elected by the Participant:

    (i)
    Standard Option

      The Participant's benefit under the Standard Option is payable in the same optional form as the Participant's DEPP benefit other than the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies for Prior UCC Program Participants. If such grandfathered option is elected under DEPP, the benefit payable hereunder shall be paid as a life only annuity as set forth in DEPP. The Standard Option benefit is determined and paid pursuant to the provisions of DEPP.

    (ii)
    Optional Forms of Benefit Payment

      Subject to Paragraph (d) of this Section 4.01, the following Optional Forms of Benefit Payment are available to Participants named by the Plan Administrator. The benefits of such Participants are payable in any of the following Optional Forms of Benefit Payment, as elected by the Participant.

      (A)
      Lump Sum Option

        Under the Lump Sum Option, the Participant's benefit hereunder is payable in a single lump sum payment. The amount of the Lump Sum Option benefit shall be equal to the greater of:

        (1)
        the present value of the Restricted Benefit if paid immediately using the G83U mortality table and an interest rate of eight percent (8%); or

        (2)
        the present value of the Restricted Benefit deferred to age sixty-five (65) using the G83U mortality table and an interest rate equal to the yield rate for thirty (30) year Treasury constant maturity securities in the Federal Reserve Statistical Release effective for the August prior to the Plan Year of distribution.

      (B)
      Monthly Installment Option

        Under the Monthly Installment Option, the Participant's benefit hereunder is payable in monthly installments over five (5), ten (10), fifteen (15), or twenty (20) years as elected by the Participant. The amount of such monthly installment is calculated by converting the Restricted Benefit to a single lump sum payment, as described in (A) above. Each monthly installment shall be paid in a level amount that will amortize the value of the single lump sum payment over the period of time such monthly installments are to be paid, taking into consideration distributions during such period and post-retirement earnings as set forth in Section 4.01(d)(vi). For purposes of the calculations of the monthly installments, the value of the single lump sum payment shall be re-determined as of the November 30th of each year and the subsequent installments will be adjusted for the next Plan Year according to procedures established by the Plan Administrator.

      (C)
      Blended Option

        Under the Blended Option, a portion of the Participant's benefit, twenty-five percent (25%), fifty percent (50%), or seventy-five percent (75%), as elected by the Participant, is payable under the Lump Sum Option and the remainder is payable under the Monthly Installment Option. The amount of the Blended Option is calculated pursuant to the provisions of (A) and (B) above.

    (iii)
    Mandatory Lump Sum Form of Benefit Payment for Prior UCC Program Participants

      The Mandatory Lump Sum Form of Benefit Payment is mandatory for Prior UCC Program Participants with a Restricted Benefit whose present value, as determined under Section 4.01(a)(iii), is equal to or less than twenty-five thousand dollars ($25,000). Under this Mandatory Lump Sum Form of Benefit Payment, but only for Prior UCC Program Participants, the Participant's benefit hereunder is payable in a single lump sum payment. On or before January 1, 2006, Prior UCC Program Participants may roll over such single limp sum payment to The Dow Chemical Company Elective Deferral Plan. After January 1, 2006, such rollovers will not be permitted unless such Participant terminated employment prior to March 1, 2004 and has not commenced benefits prior to March 1, 2004. The amount of the Mandatory Lump Sum Form of Benefit Payment benefit shall be calculated pursuant to (A) or (B) below.

      (A)
      For Mandatory Lump Sum Form of Benefit Payments on or before January 1, 2006, but only for Prior UCC Program Participants, the present value of the Restricted Benefit if paid immediately using the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62 and a discount rate equal to the average of the 10 and 20 year Aaa municipal bonds as published by Moody's or a similar rating service for the third month prior to the month payments commence.

      (B)
      For Mandatory Lump Sum form of Benefit Payments after January 1, 2006, the greater of (1) or (2) below:

      (1)
      the present value of the Restricted Benefit if paid immediately using the G83U mortality table and an interest rate of eight percent (8%); or

      (2)
      the present value of the Restricted Benefit deferred to age sixty-five (65) using the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62 and an interest rate equal to the yield rate for thirty (30) year Treasury constant maturity securities in the Federal Reserve Statistical Release effective for the August prior to the Plan Year of distribution.

  (b)
  Date of Payment

  (i)
  Standard Option

      Under the Standard Option, the Participant's benefit hereunder is payable in the same month as the Participant's DEPP benefit.

    (ii)
    Optional Forms of Benefit Payment

      Under any Optional Form of Benefit Payment that is properly elected by the participant under Section 4.01(a)(ii), the Participant's benefit hereunder is payable in the January of the year following the year of the Participant's Retirement.

    (iii)
    Mandatory Lump Sum Form of Benefit Payment for Prior UCC Program Participants

      Under the Mandatory Lump Sum Form of Benefit Payment for Prior UCC Program Participants, the Participant's benefit hereunder is payable as soon as administratively possible following the Participant's termination.

  (c)
  Benefit Payments Payable Upon Death

  (i)
  Death Before Retirement

      If a Participant makes an election while an active Employee, or a terminated Participant makes an election prior to Retirement, and dies, such Participant's election shall revert to the Standard Option.

      Under the Standard Option, the survivor benefit hereunder is determined and paid pursuant to the provisions of DEPP. If such Participant was subject to the Mandatory Lump Sum for Prior UCC Program Participants, such lump sum benefit shall be paid to the Participant's Beneficiary pursuant to (b) above.

    (ii)
    Death After Retirement

      In the event the Participant dies after the Participant has started to receive benefit payments under this Plan, the type and amount of survivor benefits will vary depending upon the form of benefit election made by the Participant under Subsection 4.01(a) of the Plan.

      (A)
      Standard Option

        Under the Standard Option, the survivor benefit hereunder is determined and paid pursuant to the provisions of DEPP.

      (B)
      Optional Forms of Payment

      (1)
      Lump Sum Option

          Under the Lump Sum Option, if the Participant has received the single lump sum payment, no other benefits are payable hereunder. If the Participant dies prior to receiving such single lump sum payment, the single lump sum payment will be made to the Participant's Beneficiary.

        (2)
        Monthly Installment Option

          Under the Monthly Installment Option, if the Participant dies prior to receiving benefit payments for the period elected, then benefits will continue to the Participant's Beneficiary for the remainder of the period elected. However, if the remaining account balance is to be paid to an estate, it will be paid out in a lump sum.

        (3)
        Blended Option

          Under the Blended Option, the Participant's Beneficiary would receive any benefits which have not been paid to the Participant prior to such Participant's death. If the portion elected as a single lump sum payment was not paid to the Participant prior to death, such portion would be paid as a single lump sum payment to the Participant's Beneficiary, and if the Participant dies prior to receiving monthly installment benefit payments for the period elected, then monthly installment benefits will continue to the Participant's Beneficiary for the remainder of the period elected. However, if the remaining account balance is to be paid to an estate, it will be paid out in a lump sum.

      (C)
      Mandatory Lump Sum Form of Benefit Payment for Prior UCC Program Participants

        Under the Mandatory Lump Sum Form of Benefit Payment for Prior UCC Program Participants, if the Participant has received the single lump sum payment, no other benefits are payable hereunder. If the Participant dies prior to receiving such single lump sum payment, the single lump sum payment will be made to the Participant's Beneficiary.

  (d)
  Miscellaneous

  (i)
  No election

      Participants entitled to a benefit under the Plan who do not make an election of an Optional Form of Benefit Payment in writing prior to termination from employment, Retirement, or death, shall be deemed to have elected the Standard Option, except as subject to d(ii)(A).

    (ii)
    Small Benefits

    (A)
    Effective July 1, 1999, at the time of Retirement, if the present value of a Participant's Restricted Benefits, as determined under Section 4.01(a)(ii)(A) above, is equal to or less than twenty-five thousand dollars ($25,000), the benefits will be paid under the Lump Sum Option.

    (B)
    At the time of Retirement, if a Participant elects the Monthly Installment Option and the monthly payment is less than three hundred dollars ($300) per month, the Company, in its sole discretion, may shorten the elected payment period in five-year increments.

    (iii)
    Thirteen (13) Month Election Period

      Participants entitled to a benefit under the Plan must elect in writing, at least thirteen (13) months prior to Retirement, the Optional Form of Benefit Payment.

      (A)
      Election made less than thirteen (13) months prior to Retirement.    If election of an Optional Form of Benefit Payment is not made at least thirteen (13) months prior to Retirement, the Participant may:

      (1)
      defer Retirement sufficiently so that Plan payments do not begin until the subsequent January and at least thirteen (13) months after the written election; or

      (2)
      receive payment in accordance with the election of an Optional Form of Benefit Payment at the date of payment indicated in Subsection (b)(ii) of this Section 4.01 subject to a ten percent (10%) penalty.

      (B)
      The preceding Subsection (A) shall not apply:

      (1)
      if the Participant's Retirement is within thirteen (13) months after the initial 1997 spring enrollment,

      (2)
      if the Participant's termination of employment is involuntary, or

      (3)
      upon the Participant's death.

    (iv)
    Changing an Election

      This Section 4.01(d)(iv) only applies to Participants who are eligible for the Optional Forms of Benefit.

      A Participant may change his or her election at any time. However, subject to subsection 4.01(d)(iii)(B), changes made as follows will subject the benefits payable hereunder to a ten percent (10%) penalty:

      (A)
      any change made less than thirteen (13) months prior to the date of payment as set forth in Section 4.01(b); or

      (B)
      any change made after benefit payments have commenced; however, if an Optional Form of Benefit was elected, it cannot be changed to the Standard Option.

        The ten percent (10%) penalty will be retained by the Company.

    (v)
    Withdrawal

      Participants who elect the Monthly Installment Option or the Blended Option may withdraw up to one hundred percent (100%) of the value of their benefit at any time after payment begins subject to the following:

      (A)
      The value of the Participant's benefit immediately prior to withdrawal is subject to the ten percent (10%) penalty set forth in (d)(iv) above;

      (B)
      Only one (1) withdrawal may be made in a Plan Year; and

      (C)
      All withdrawals are paid as single lump sum payments.

    (vi)
    Post-Retirement Earnings

      A Participant who elects the Lump Sum Option, the Monthly Installment Option, or the Blended Option shall have earnings credited on the value of his or her benefit from the later of:

      (A)
      the date of the Participant's Retirement; or

      (B)
      the date which is thirteen (13) months after the Participant's most recent option election under the Plan through the date of full distribution. Subsection (B) above shall not apply if the Participant's Retirement or voluntary termination of employment is within thirteen (13) months after the initial 1997 spring enrollment.

      Earnings shall be credited at an effective annual rate equal to one hundred twenty-five percent (125%) of the one hundred twenty (120) month rolling average of the ten (10) year U.S. Treasury Notes. The rate will change each January 1 based on such average as of the preceding September 30th, subject to a minimum rate of eight percent (8%).

4.02
CHANGE IN CONTROL

  Change in Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement, provided that, without limitation, a Change in Control shall be deemed to have occurred if:

  (a)
  any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; or

  (b)
  during any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least three quarters (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof. A change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board of Directors has approved such change in control prior to either:

  (i)
  the occurrence of any of the events described in the foregoing clauses (a) and (b), or

  (ii)
  the commencement by any person other than the Company of a tender offer for the Common Stock.

  In the event of such Change in Control, the vested Restricted Benefits under Sections 3.01, 3.02 and 3.03 shall become payable immediately and shall be paid as a single lump sum payment within ninety (90) days of the Change in Control. The value of such single lump sum payment shall be the present value of the monthly Restricted Benefit as of the date of Change in Control calculated pursuant to Section 4.01(a)(ii)(A).

ARTICLE V
RESTRICTED BENEFITS FUND

5.01
FINANCING OF RESTRICTED BENEFITS

  The entire cost of providing benefits under the Plan shall be paid by the Company out of its current operating budget, and the Company shall not be required under any circumstances to fund its obligations under the Plan. Notwithstanding the foregoing, the Company may, at its sole option, informally fund its obligations under the Plan in whole or in part by the creation of book reserves, the establishment of a grantor trust, the purchase of insurance and other assets, or by other means. In no event shall any Participant or Beneficiary have any incidents of ownership to any such insurance contracts or other assets. In addition, no Participant or Beneficiary shall be named a beneficiary under any such insurance contract. If the Company informally funds the Plan, in whole or in part, the manner of such informal funding and the continuance or discontinuance of such informal funding shall be the sole decision of the Company.

5.02
GENERAL CREDITOR

  The Participant, and/or Beneficiary, shall be regarded as an unsecured general creditor of the Company with respect to any rights derived by the Participant, and/or Beneficiary, from the existence of this Plan. Title to and beneficial ownership of any Company assets (including any assets that may be held in trust) which may be used to satisfy the Company's obligation for payment of Restricted Benefits shall remain solely the property of the Company.

5.03
LIABILITY OF COMPANY

  Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between the Company, its agents, representatives or other Employees dealing with the Plan and the Participant, Beneficiary or any other person. The obligations of the Company under the Plan shall be an unfunded and unsecured promise to pay.

5.04
ASSIGNMENT

  No rights under this Plan may be assigned, transferred, pledged or encumbered by any Participant or Beneficiary. The obligations and rights of the Company under this Plan may be encumbered in the event of the Company's insolvency.

ARTICLE VI
MISCELLANEOUS

6.01
PLAN IS BINDING

  This Plan shall be binding upon and inure to the benefit of the Company, participating Employees and their respective successors, assigns, heirs, personal representatives, executors, administrators, Beneficiaries, and legatees.

6.02
ENTIRE PLAN

  This document constitutes the entire Plan and no representations or other actions by a Company Employee or representative may modify the rights and obligations set forth in the Plan.

6.03
NO GUARANTEE OF EMPLOYMENT

  Nothing in this Plan shall be construed as an employment contract or as a guarantee of employment for any period of time.

6.04
GOVERNING LAW

  In the event that ERISA does not preempt state law, the state law of Michigan applies.

6.05
TERMINATION

  The Company reserves the right to terminate the Plan completely subject to the conditions set forth below. Such termination shall have prospective application only and shall not reduce or impair a Participant's right to Restricted Benefits accrued and vested as of the date of termination. Each Participant shall receive written note of the termination of the Plan describing the action taken in detail.

6.06
WITHHOLDING TAXES

  The Company shall have the right to withhold taxes from any payments made pursuant to the Plan, or make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state, local or foreign income or other taxes incurred by reason of payments pursuant to the Plan. In lieu thereof, the Company shall have the right, to the extent permitted by law, to withhold the amount of such taxes from any other sums due or to become due from the Company to the Participant or any Beneficiary upon such terms and conditions as the Company may prescribe.

6.07
OVERPAYMENTS

  If any overpayment of benefits is made under this Plan, the amount of the overpayment may be set-off against future amounts payable to or on account of the person who received the overpayment until the overpayment has been recovered. The foregoing remedy is not intended to be exclusive.

ARTICLE VII
PLAN ADMINISTRATION

7.01
ADMINISTRATION

  This Plan is administered by the Compensation Committee of the Board of Directors of the Company who may delegate any or all of its responsibilities to a Plan Administrator. The Plan Administrator is authorized to amend the Plan, construe and interpret all Plan provisions, to adopt rules concerning the implementation of Plan provisions, and to make any determinations necessary or appropriate hereunder which shall be binding and conclusive on all parties except as otherwise provided by the Plan Administrator. Any amendment shall have prospective application only and shall not reduce or impair a Participant's right to Restricted Benefits accrued and vested as of the date such amendment is made. Each Participant shall receive written notice of the amendment or termination of the Plan describing the action taken in detail.

7.02
CLAIMS SUBMISSION AND REVIEW PROCEDURE

  Any disputed claim for benefits must be submitted in writing to the Company. In the event that any claim for benefits hereunder is denied (in whole or in part), the claimant shall receive from the Company, within 90 days after its receipt of the benefit claim, a written notice setting forth the specific reasons for denial, with specific reference to pertinent provisions of this Plan, unless special circumstances require an extension of time for processing the claim. The notice shall be written in a manner calculated to be understood by the claimant. If an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of the initial period. The claimant may make a written request for review of any such denial by the Company within 60 days following the date of such denial. The claimant shall be entitled to submit such issues or comments, in writing, as he or she shall consider relevant to a determination of the claim. The Plan Administrator shall notify the claimant of its decision in writing no later than 60 days following receipt of the claimant's request, unless specific circumstances require an extension of time for processing, in which case the Plan Administrator's decision shall be rendered no later than 120 days after receipt of such request for review. The interpretations and construction of the Plan by the Plan Administrator shall be binding and conclusive on all persons and for all purposes. Notwithstanding the above, any disagreement may be submitted to the Board of Directors or the Plan Administrator for resolution provided that all interested parties agree to be bound by the decision. No member of the Board of Directors, Company management or the Plan Administrator shall be liable to any person for any action taken hereunder except for those actions undertaken with lack of good faith.

PART B

FOR A SELECT GROUP OF MANAGEMENT OR
HIGHLY COMPENSATED EMPLOYEES, BOARD MEMBERS,
AND EMPLOYEES WHOSE BENEFITS ARE STATUTORILY LIMITED

ARTICLE I
DEFINITIONS

1.01
AVERAGE COMPENSATION for purposes of the Supplemental Retirement Benefit of a Prior UCC Program Participant who was in the Union Carbide Compensation Deferral Program on February 6, 2001 and who shall attain at least age 50 and have at least 10 years of Eligibility Service, as defined under DEPP, as of or before December 31, 2005, and such Participants who terminated employment prior to March 1, 2004 and after February 6, 2003 and had not commenced benefits as of March 1, 2004, shall equal the highest three year average compensation (HC3A) as defined in DEPP but using Compensation as defined in Section 1.04 without regard to incentive compensation plus the highest three year average, as defined in the former Union Carbide Corporation Enhanced Retirement Income Plan (attached as Exhibit 1), of incentive compensation averaged separately. Incentive compensation for calendar years prior to 2004 shall have the same meaning as defined in the former Union Carbide Corporation Enhanced Retirement Income Plan, and for calendar years 2004 and 2005, incentive compensation shall mean Compensation as defined in Section 1.04 without regard to either deferred or paid base compensation. This Average Compensation shall be used to calculate benefits as specified under Section 3.01.

1.02
BENEFICIARY shall mean that person or persons designated by the Participant to receive a distribution of any amounts payable under this Plan due to the death of the Participant. Effective January 1, 2001, the beneficiary of a Participant shall be deemed to be such Participant's spouse, if married, or their domestic partner (effective May 1, 2002), if in a domestic partner relationship as approved by the plan administrator, unless such spouse agrees in writing to waive this right (such waiver does not apply to a domestic partner). If the Participant is not married or in an approved domestic partner relationship and fails to designate a Beneficiary, the amounts payable under this Plan due to the death of the Participant shall be paid in the following order: (a) to the children of the Participant; (b) to the beneficiary of the Company Paid Life Insurance of the Participant; (c) to the beneficiary of the Executive Split Dollar Life Insurance of the Participant; (d) to the beneficiary of any Company-sponsored life insurance policy for which the Company pays all or part of the premium of the Participant; or (e) to the deceased Participant's estate.

1.03
COMPANY shall mean The Dow Chemical Company and any other entity authorized to participate under the Plan.

1.04
COMPENSATION shall mean:

(a)
compensation as defined under DEPP without regard to Code limitations,

(b)
compensation, if any, granted by the Compensation Committee recognized for supplemental pension purposes but excluded under DEPP, which shall include deferred compensation, and/or

(c)
non-covered compensation, if any, as shall be deemed by the Compensation Committee, such as deferred compensation, the value of deferred stock, dividend units, and/or restricted stock awarded under circumstances other than those described in Subsection (b) of this Section 1.04 and which do not constitute compensation for purposes of DEPP.

1.05
EMPLOYEE shall mean someone who is employed by the Company.

1.06
PARTICIPANT shall mean an Employee:

(a)
who is a Board member who is an officer or Employee of the Company and who may relinquish line responsibility,

(b)
whose benefits under DEPP are limited by the Employee Retirement Income Security Act of 1974 (ERISA), or

(c)
who is in a select group of management or is a highly compensated employee, as determined by the Plan Administrator, who receives forms of compensation that do not constitute compensation as defined in DEPP.

  PARTICIPANT shall also mean a former employee of Union Carbide Corporation who transferred to the Company after the merger of the Company with Union Carbide Corporation prior to this restatement who terminated prior to March 1, 2004 and had not commenced benefits as of March 1, 2004.

1.07
PLAN YEAR shall mean the twelve (12) month period beginning January 1 and ending December 31.

1.08
RETIREMENT shall mean the date which the Participant commences to receive benefits under DEPP.

1.09
SUPPLEMENTAL RETIREMENT BENEFITS shall mean benefits which are reduced under DEPP and ESP due to current and/or future statutory limitations, and, if applicable, for Prior UCC Program Participants, non-separate averaging of Compensation, and which are not otherwise provided by any other plan maintained by the Company as more specifically set forth in Section 3.01.

  Additional definitions appear in the Preamble of the Plan.

ARTICLE II
PARTICIPATION

2.01
ELIGIBILITY AND PARTICIPATION

  Each Employee who is a member of a select group of management or a highly compensated employee, board members and/or an Employee whose benefits are statutorily limited shall be eligible to participate in the Plan. Each Prior UCC Program Participant who terminated prior to March 1, 2004 and had not commenced benefits as of March 1, 2004 shall also be a Participant hereunder. Provided, however, that any Employee who is eligible for and elects to participate in the Key Employee Insurance Program is no longer eligible to participate in this Plan and waives all rights to any benefits under this Plan. Each named Employee or Participant shall furnish such information and perform such acts as the Company may require in order to maintain such eligibility.

2.02
MEANING OF PARTICIPATION

  A Participant in the Plan shall be entitled to receive a Supplemental Retirement Benefit as provided in Article III.

2.03
TERMINATION OF PARTICIPATION

  An otherwise eligible Employee shall cease to actively participate in the Plan upon the earlier of the Participant's Retirement, death, termination of employment, or receipt of written notification that he or she is no longer eligible to participate in the Plan. Thereafter, participation shall continue only for the purpose of receiving a distribution of those benefits accrued and vested as of the date the Participant ceased to actively participate in the Plan.

ARTICLE III
SUPPLEMENTAL RETIREMENT BENEFITS

3.01
SUPPLEMENTAL RETIREMENT BENEFITS

  The amount of Supplemental Retirement Benefits payable to a Participant under Part B of this Plan equals the benefit which would be payable to or on behalf of the Participant under DEPP if Compensation as defined in Section 1.04 of the Plan were substituted for compensation as defined in DEPP and the provisions of DEPP providing for the limitation of benefits in accordance with Sections 415 and 401(a)(17) of the Internal Revenue Code were inapplicable, less the benefit actually payable to or on behalf of the Participant under DEPP (and of the benefits under any other private retirement plan deducted there from pursuant to Section 9 of Article IV of DEPP).

  The amount of Supplemental Retirement Benefits payable to a Prior UCC Program Participant who was in the Union Carbide Compensation Deferral Program on February 6, 2001 and who shall attain at least age 50 and have at least 10 years of Eligibility Service, as defined under DEPP, as of or before December 31, 2005, and such Participants who terminated employment prior to March 1, 2004 and after February 6, 2003 and had not commenced benefits as of March 1, 2004 equals the greater of the benefit calculated under the above paragraph or the benefit calculated as of the earlier of December 31, 2005 or termination which would be payable to or on behalf of the Participant under DEPP if Average Compensation as defined in Section 1.01 of the Plan were substituted for compensation as defined in DEPP under the formula of Section 4.1(a)(iii) or Section 4.5(c) of the Union Carbide Employees' Pension Plan, as applicable, and the provisions of DEPP providing for the limitation of benefits in accordance with Sections 415 and 401(a)(17) of the Internal Revenue Code were inapplicable, less the benefit actually payable to or on behalf of the Participant under DEPP (and of the benefits under any other private retirement plan deducted therefrom pursuant to Section 9 of Article IV of DEPP).

  If a Participant in this Plan is not a Participant in DEPP, but is covered by another retirement plan or plans maintained by the Company or a subsidiary, a Supplemental Retirement Benefit may be computed and paid based as near as practicable upon the principles set forth in this Section 3.01 as shall be determined by the Plan Administrator.

  A Participant's vested interest in his or her Supplemental Retirement Benefit calculated under this Section 3.01 (i.e., vesting percentage) shall be determined in accordance with the vesting schedule in DEPP.

ARTICLE IV
DISTRIBUTION AND FORM OF SUPPLEMENTAL RETIREMENT BENEFITS

4.01
PAYMENT OF SUPPLEMENTAL RETIREMENT BENEFITS

(a)
Form of Payment

    Benefits under the Plan are payable in any of the following forms, as elected by the Participant:

    (i)
    Standard Option

      The Participant's benefit under the Standard Option is payable in the same optional form as the Participant's DEPP benefit other than the grandfathered qualified joint and survivor annuity of the former Non-Contributory Pension Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies for Prior UCC Program Participants. If such grandfathered option is elected under DEPP, the benefit payable hereunder shall be paid as a life only annuity as set forth in DEPP. The Standard Option benefit is determined and paid pursuant to the provisions of DEPP.

    (ii)
    Optional Forms of Benefit Payment

      Subject to Paragraph (d) of this Section 4.01, the following Optional Forms of Benefit Payment are available to Participants named by the Plan Administrator. The benefits of such Participants are payable in any of the following Optional Forms of Benefit Payment, as elected by the Participant.

      (A)
      Lump Sum Option

        Under the Lump Sum Option, the Participant's benefit hereunder is payable in a single lump sum payment. The amount of the Lump Sum Option benefit shall be equal to the greater of:

        (1)
        the present value of the Supplemental Benefit if paid immediately using the G83U mortality table and an interest rate of eight percent (8%); or

        (2)
        the present value of the Supplemental Benefit deferred to age sixty-five (65) using the G83U mortality table and an interest rate equal to the yield rate for thirty (30) year Treasury constant maturity securities in the Federal Reserve Statistical Release effective for the August prior to the Plan Year of distribution.

      (B)
      Monthly Installment Option

        Under the Monthly Installment Option, the Participant's benefit hereunder is payable in monthly installments over five (5), ten (10), fifteen (15), or twenty (20) years as elected by the Participant. The amount of such monthly installment is calculated by converting the Supplemental Benefit to a single lump sum payment, as described in (A) above. Each monthly installment shall be paid in a level amount that will amortize the value of the single lump sum payment over the period of time such monthly installments are to be paid, taking into consideration distributions during such period and post-retirement earnings as set forth in Section 4.01(d)(vi). For purposes of the calculations of the monthly installments, the value of the single lump sum payment shall be re-determined as of the November 30th of each year and the subsequent installments will be adjusted for the next Plan Year according to procedures established by the Plan Administrator.

      (C)
      Blended Option

        Under the Blended Option, a portion of the Participant's benefit, twenty-five percent (25%), fifty percent (50%), or seventy-five percent (75%), as elected by the Participant, is payable under the Lump Sum Option and the remainder is payable under the Monthly Installment Option. The amount of the Blended Option is calculated pursuant to the provisions of (A) and (B) above.

    (iii)
    Mandatory/Optional Lump Sum Form of Benefit Payments for Prior UCC Program Participants

    (A)
    Mandatory Lump Sum
    Subject to Paragraph (d) of this Section 4.01, the Mandatory Lump Sum Form of Benefit Payment is mandatory for Prior UCC Program Participants with a Supplemental Benefit whose present value, as determined under Section 4.01(a)(iii), is equal to or less than twenty-five thousand dollars ($25,000). Under this Mandatory Lump Sum Form of Benefit Payment, but only for Prior UCC Program Participants, the Participant's benefit hereunder is payable in a single lump sum payment. On or before January 1, 2006, Prior UCC Program Participants may roll over such single lump sum payment to The Dow Chemical Company Elective Deferral Plan. After January 1, 2006, such rollovers will not be permitted unless such Participant terminated employment prior to March 1, 2004 and has not commenced benefits prior to March 1, 2004. The amount of the Mandatory Lump Sum Form of Benefit Payment benefit shall be calculated pursuant to (1) or (2) below.

    (1)
    For Mandatory Lump Sum Form of Benefit Payments on or before January 1, 2006, but only for Prior UCC Program Participants, the present value of the Supplemental Benefit if paid immediately using the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62 and a discount rate equal to the average of the 10 and 20 year Aaa municipal bonds as published by Moody's or a similar rating service for the third month prior to the month payments commence.

    (2)
    For Mandatory Lump Sum Form of Benefit Payments after January 1, 2006, the greater of a. or b. below:

    a.
    the present value of the Supplemental Benefit if paid immediately using the G83U mortality table and an interest rate of eight percent (8%); or

    b.
    the present value of the Supplemental Benefit deferred to age sixty-five (65) using the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62 and an interest rate equal to the yield rate for thirty (30) year Treasury constant maturity securities in the Federal Reserve Statistical Release effective for the August prior to the Plan Year of distribution.

    (B)
    Optional Lump Sum
    Subject to Paragraph (d) of this Section 4.01, the Optional Lump Sum Form of Benefit Payment is available to Former UCC Program Participants who were in the Union Carbide Compensation Deferral Program on February 6, 2001 and who shall attain at least age 50 and have at least 10 years of Eligibility Service, as defined under DEPP, as of or before December 31, 2005 until January 1, 2006 and such Participants, who terminated employment prior to March 1, 2004 and have not commenced benefits prior to March 1, 2004. Under this Optional Lump Sum Form of Benefit Payment, the Participant's benefit hereunder is payable in a single lump sum payment. The amount of the Optional Lump Sum Form of Benefit Payment benefit shall be equal to the present value of the Supplemental Retirement Benefit if paid immediately using a discount rate equal to the average of 10 and 20 year Aaa municipal bonds as published by Moody's or a similar rating service for the third month prior to the month payments commence and the mortality table specified by the Commissioner of the Internal Revenue Service in Revenue Ruling 2001-62. On or before January 1, 2006, Former UCC Program Participants may roll over such single lump sum payment to The Dow Chemical Company Elective Deferral Plan. After January 1, 2006, such rollovers will not be permitted unless such Participant terminated employment prior to March 1, 2004 and has not commenced benefits prior to March 1, 2004.

  (b)
  Date of Payment

  (i)
  Standard Option

      Under the Standard Option, the Participant's benefit hereunder is payable in the same month as the Participant's DEPP benefit.

    (ii)
    Optional Forms of Benefit Payment

      Under any Optional Form of Benefit Payment that is properly elected by the Participant under Section 4.01(a)(ii), the Participant's benefit hereunder is payable in the January of the year following the year of the Participant's Retirement.

    (iii)
    Mandatory/Optional Lump Sum Form of Benefit Payments for Former UCC Program Participants

    (A)
    Under the Mandatory Lump Sum Form of Benefit Payment, the Participant's benefit hereunder is payable as soon as administratively possible following the Participant's termination.

    (B)
    If the Optional Lump Sum Form of Benefit is elected by the Participant, the Participant's benefit hereunder is payable under the Standard Option beginning in the same month as the Participant's DEPP benefit until the July of the year following the month payments commence, at which time the remaining value of the Lump Sum will be paid.

  (c)
  Benefit Payments Payable Upon Death

  (i)
  Death Before Retirement

      If a Participant makes an election while an active Employee, or a terminated Participant makes an election prior to Retirement, and dies, the Participant's election shall revert to the Standard Option.

      Under the Standard Option, the survivor benefit hereunder is determined and paid pursuant to the provisions of DEPP. If such Participant was subject to the Mandatory Lump Sum, such lump sum benefit shall be paid to the Participant's Beneficiary pursuant to 4.01(b)(iii)(A) above.

    (ii)
    Death After Retirement

      In the event the Participant dies after the Participant has started to receive benefit payments under this Plan, the type and amount of survivor benefits will vary depending upon the form of benefit election made by the Participant under Subsection 4.01(a) of the Plan.

      (A)
      Standard Option

        Under the Standard Option, the survivor benefit hereunder is determined and paid pursuant to the provisions of DEPP.

      (B)
      Optional Forms of Payment

      (1)
      Lump Sum Option

          Under the Lump Sum Option, if the Participant has received the single lump sum payment, no other benefits are payable hereunder. If the Participant dies prior to receiving such single lump sum payment, the single lump sum payment will be made to the Participant's Beneficiary.

        (2)
        Monthly Installment Option

          Under the Monthly Installment Option, if the Participant dies prior to receiving benefit payments for the period elected, then benefits will continue to the Participant's Beneficiary for the remainder of the period elected. However, if the remaining account balance is to be paid to an estate, it will be paid out in a lump sum.

        (3)
        Blended Option

          Under the Blended Option, the Participant's Beneficiary would receive any benefits which have not been paid to the Participant prior to such Participant's death. If the portion elected as a single lump sum payment was not paid to the Participant prior to death, such portion would be paid as a single lump sum payment to the Participant's Beneficiary, and if the Participant dies prior to receiving benefit payments for the period elected, then monthly installment benefits will continue to the Participant's Beneficiary for the remainder of the period elected. However, if the remaining account balance is to be paid to an estate, it will be paid out in a lump sum.

      (C)
      Mandatory/Optional Lump Sum Form of Benefit Payments for Former UCC Program Participants

      (1)
      Mandatory Lump Sum Form of Benefit Payment

          Under the Mandatory Lump Sum Form of Benefit Payment, if such Participant has received the single lump sum payment, no other benefits are payable hereunder. If the Participant dies prior to receiving such single lump sum payment, the single lump sum payment will be made to the Participant's Beneficiary.

        (2)
        Optional Lump Sum Form of Benefit Payment

          Under the Optional Lump Sum Form of Benefit Payment, if such Participant has received the single lump sum payment, no other benefits are payable hereunder. If the Participant dies prior to the July of the year following the month payments commence, such Participant's benefit will continue to be paid as set forth in 4.01(b)(iii)(B); that is, payable under the Standard Option beginning in the same month as the DEPP benefit began until the July of the year following the month payments commence, at which time the remaining value of the Lump Sum will be paid to the Beneficiary.

  (d)
  Miscellaneous

  (i)
  No election

      Participants entitled to a benefit under the Plan who do not make an election of an Optional Form of Benefit Payment in writing prior to their termination from employment, Retirement, or death, shall be deemed to have elected the Standard Option, except as subject to d(ii)(A).

    (ii)
    Small Benefits

    (A)
    Effective July 1, 1999, at the time of Retirement, if the present value of a Participant's Restricted Benefits, as determined under this Section 4.01(a)(ii)(A) above, is equal to or less than twenty-five thousand dollars ($25,000), the benefits will be paid under the Lump Sum Option.

    (B)
    At the time of Retirement, if a Participant elects the Monthly Installment Option and the monthly payment is less than three hundred dollars ($300) per month, the Company, in its sole discretion, may shorten the elected payment period in five-year increments.

    (iii)
    Thirteen (13) Month Election Period

      Participants entitled to a benefit under the Plan must elect in writing, at least thirteen (13) months prior to Retirement, the Optional Form of Benefit Payment.

      (A)
      Election made less than thirteen (13) months prior to Retirement.    If election of an Optional Form of Benefit Payment is not made at least thirteen (13) months prior to Retirement, the Participant may:

      (1)
      defer Retirement sufficiently so that Plan payments do not begin until the subsequent January and at least thirteen (13) months after the written election; or

      (2)
      receive payment in accordance with the election of an Optional Form of Benefit Payment at the date of payment indicated in Subsection (b)(ii) of this Section 4.01 subject to a ten percent (10%) penalty.

      (B)
      The preceding Subsection (A) shall not apply:

      (1)
      if the Participant's Retirement is within thirteen (13) months after the initial 1997 spring enrollment,

      (2)
      if the Participant's termination of employment is involuntary, or

      (3)
      upon the Participant's death.

    (iv)
    Changing an Election

      This Section 4.01(d)(iv) only applies to Participants who are eligible for the Optional Forms of Benefit.

      A Participant may change his or her election at any time. However, subject to subsection 4.01(d)(iii)(B), changes made as follows will subject the benefits payable hereunder to a ten percent (10%) penalty:

      (A)
      any change made less than thirteen (13) months prior to the date of payment as set forth in Section 4.01(b); or

      (B)
      any change made after benefits payments have commenced; however, if an Optional Form of Benefit was elected, it cannot be changed to the Standard Option.

      The ten percent (10%) penalty will be retained by the Company.

    (v)
    Withdrawal

      Participants who elect the Monthly Installment Option or the Blended Option may withdraw up to one hundred percent (100%) of the value of their benefit at any time after payment begins subject to the following:

      (A)
      The value of the Participant's benefit immediately prior to withdrawal is subject to the ten percent (10%) penalty set forth in (d)(iv) above;

      (B)
      Only one (1) withdrawal may be made in a Plan Year; and

      (C)
      All withdrawals are paid as single lump sum payments.

    (vi)
    Post-Retirement Earnings

      A Participant who elects the Lump Sum Option, the Monthly Installment Option, or the Blended Option shall have earnings credited on the value of his or her benefit from the later of:

      (A)
      the date of the Participant's Retirement; or

      (B)
      the date which is thirteen (13) months after the Participant's most recent option election under the Plan through the date of full distribution. Subsection (B) above shall not apply if the Participant's Retirement or voluntary termination of employment is within thirteen (13) months after the initial 1997 spring enrollment

      Earnings shall be credited at an effective annual rate equal to one-hundred twenty-five percent (125%) of the one-hundred twenty (120) month rolling average of the ten (10) year U.S. Treasury Notes. The rate will change each January 1 based on such average as of the preceding September 30th, subject to a minimum rate of eight percent (8%).

4.02
CHANGE IN CONTROL

  Change in Control shall mean a change in control of the Company of a nature that would be required to be reported in response to Item 5(f) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), whether or not the Company is then subject to such reporting requirement, provided that, without limitation, a Change in Control shall be deemed to have occurred if:

  (a)
  any individual, partnership, firm, corporation, association, trust, unincorporated organization or other entity, or any syndicate or group deemed to be a person under Section 14(d)(2) of the Exchange Act, is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities entitled to vote in the election of directors of the Company; or

  (b)
  during any period of two (2) consecutive years (not including any period prior to the execution of this Plan), individuals who at the beginning of such period constitute the Board of Directors and any new directors, whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least three quarters (3/4) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof. A change in control shall not be deemed to be a Change in Control for purposes of this Plan if the Board of Directors has approved such change in control prior to either:

  (i)
  the occurrence of any of the events described in the foregoing clauses (a) and (b), or

  (ii)
  the commencement by any person other than the Company of a tender offer for the Common Stock.

  In the event of such Change in Control, the vested Restricted Benefits under Section 3.01, 3.02 and 3.03 shall become payable immediately and shall be paid as a single lump sum payment within ninety (90) days of the Change in Control. The value of such single lump sum payment shall be the present value of the monthly Supplemental Retirement Benefit as of the date of Change in Control calculated pursuant to Section 4.01(a)(ii)(A).

ARTICLE V
SUPPLEMENTAL RETIREMENT BENEFITS FUND

5.01
FINANCING OF SUPPLEMENTAL RETIREMENT BENEFITS

  The entire cost of providing benefits under the Plan shall be paid by the Company out of its current operating budget, and the Company shall not be required under any circumstances to fund its obligations under the Plan. Notwithstanding the foregoing, the Company may, at its sole option, informally fund its obligations under the Plan in whole or in part by the creation of book reserves, the establishment of grantor trust, the purchase of insurance and other assets, or by other means. In no event shall any Participant or Beneficiary have any incidents of ownership to any such insurance contracts or other assets. In addition, no Participant or Beneficiary shall be named a beneficiary under any such insurance contract. If the Company informally funds the Plan, in whole or in part, the manner of such informal funding and the continuance or discontinuance of such informal funding shall be the sole decision of the Company.

5.02
GENERAL CREDITOR

  The Participant and/or Beneficiary shall be regarded as an unsecured general creditor of the Company with respect to any rights derived by the Participant and/or Beneficiary, from the existence of this Plan. Title to and beneficial ownership of any Company assets (including any assets that may be held in trust) which may be used to satisfy the Company's obligation for payment of Restricted Benefits shall remain solely the property of the Company.

5.03
LIABILITY OF COMPANY

  Nothing in this Plan shall constitute the creation of a trust or other fiduciary relationship between the Company, its agents, representatives or other Employees dealing with the Plan and the Participant, Beneficiary or any other person. The obligations of the Company under the Plan shall be an unfunded and unsecured promise to pay.

5.04
ASSIGNMENT

  No rights under this Plan may be assigned, transferred, pledged or encumbered by any Participant or Beneficiary. The obligations and rights of the Company under this Plan may be encumbered in the event of the Company's insolvency.

ARTICLE VI
MISCELLANEOUS

6.01
PLAN IS BINDING

  This Plan shall be binding upon and inure to the benefit of the Company, participating Employees and their respective successors, assigns, heirs, personal representatives, executors, administrators, Beneficiaries and legatees.

6.02
ENTIRE PLAN

  This document constitutes the entire Plan and no representations or other actions by a Company Employee or representative may modify the rights and obligations set forth in the Plan.

6.03
NO GUARANTEE OF EMPLOYMENT

  Nothing in this Plan shall be construed as an employment contract or as a guarantee of employment for any period of time.

6.04
GOVERNING LAW

  In the event that ERISA does not preempt state law, the state law of Michigan applies.

6.05
TERMINATION

  The Company reserves the right to terminate the Plan completely subject to the conditions set forth below. Such termination shall have prospective application only and shall not reduce or impair a Participant's right to Supplemental Retirement Benefits accrued and vested as of the date of termination. Each Participant shall receive written note of the termination of the Plan describing the action taken in detail.

6.06
WITHHOLDING TAXES

  The Company shall have the right to withhold taxes from any payments made pursuant to the Plan, or make such other provisions as it deems necessary or appropriate to satisfy its obligations to withhold federal, state, local or foreign income or other taxes incurred by reason of payments pursuant to the Plan. In lieu thereof, the Company shall have the right, to the extent permitted by law, to withhold the amount of such taxes from any other sums due or to become due from the Company to the Participant or any Beneficiary upon such terms and conditions as the Company may prescribe.

6.07
OVERPAYMENTS

  If any overpayment of benefits is made under this Plan, the amount of the overpayment may be set-off against future amounts payable to or on account of the person who received the overpayment until the overpayment has been recovered. The foregoing remedy is not intended to be exclusive.

ARTICLE VII
PLAN ADMINISTRATION

7.01
ADMINISTRATION AND AMENDMENT

  This Plan is administered by the Compensation Committee of the Board of Directors of the Company who may delegate any or all of its responsibilities to a Plan Administrator. The Plan Administrator is authorized to amend the Plan, construe and interpret all Plan provisions, to adopt rules concerning the implementation of Plan provisions, and to make any determinations necessary or appropriate hereunder which shall be binding and conclusive on all parties except as otherwise provided by the Plan Administrator. Any amendment shall have prospective application only and shall not reduce or impair a Participant's right to Supplemental Retirement Benefits accrued and vested as of the date such amendment is made. Each Participant shall receive written notice of the amendment or termination of the Plan describing the action taken in detail.

7.02
CLAIMS SUBMISSION AND REVIEW PROCEDURE

  Any disputed claim for benefits must be submitted in writing to the Company. In the event that any claim for benefits hereunder is denied (in whole or in part), the claimant shall receive from the Company, within 90 days after its receipt of the benefit claim, a written notice setting forth the specific reasons for denial, with specific reference to pertinent provisions of this Plan, unless special circumstances require an extension of time for processing the claim. The notice shall be written in a manner calculated to be understood by the claimant. If an extension of time is required, written notice of the extension shall be furnished to the claimant prior to the termination of the initial 90-day period. In no event shall such extension exceed a period of 90 days from the end of the initial period. The claimant may make a written request for review of any such denial by the Company within 60 days following the date of such denial. The claimant shall be entitled to submit such issues or comments, in writing, as he or she shall consider relevant to a determination of the claim. The Plan Administrator shall notify the claimant of its decision in writing no later than 60 days following receipt of the claimant's request, unless specific circumstances require an extension of time for processing, in which case the Plan Administrator's decision shall be rendered no later than 120 days after receipt of such request for review. The interpretations and construction of the Plan by the Plan Administrator shall be binding and conclusive on all persons and for all purposes. Notwithstanding the above, any disagreement may be submitted to the Board of Directors or the Plan Administrator for resolution provided that all interested parties agree to be bound by the decision. No member of the Board of Directors, Company management, or the Plan Administrator shall be liable to any person for any action taken hereunder except for those actions undertaken with lack of good faith.

EXHIBIT 1

UNION CARBIDE CORPORATION

ENHANCED RETIREMENT

INCOME PLAN

(Effective as of January 1, 1998)

General

        This is an enhanced retirement income plan for participants in the Retirement Program Plan who receive a retirement benefit under the Retirement Program Plan which is limited by Code Section 415 or Code Section 401(a)(17).

        Specifically, the purpose of this Plan is to provide a retirement benefit equal to the excess of:

        (1)   the retirement benefit which would be provided by the Retirement Program Plan, determined without regard to Code Section 415 or Code Section 401(a)(17), if

          (a)   average monthly Compensation included Incentive Compensation and base salary deferred pursuant to the terms of the Compensation Deferral Program or any successor or predecessor program, and

          (b)   all Incentive Compensation, whether deferred or not, were averaged separately from Base Compensation (as defined in the Retirement Program Plan);

        over

        (2)   the retirement benefit actually provided by the Retirement Program Plan, the Equalization Benefit Plan and the Supplemental Retirement Income Plan.

        This Plan is completely separate from the Retirement Program Plan, the Supplemental Retirement Income Plan and the Equalization Benefit Plan, is unfunded for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended and is not qualified for special tax treatment under the Code.

ARTICLE I

Eligibility

        Section 1.    A Participant shall be eligible to participate in this Plan if such Participant receives a retirement benefit from the Retirement Plan which is limited by Code Section 401(a)(17) or Code Section 415, or is a participant in either the 1997 Union Carbide Variable Compensation Plan or the 1997 Union Carbide Mid-Management Variable Compensation Plan.

ARTICLE II

Administration

        Section 1.    (a) The Compensation Committee shall have the authority to administer this Plan. The Compensation Committee may adopt such rules as it may deem necessary for the proper administration of this Plan and its decision in all matters involving the interpretation and application of the Plan shall be final, conclusive, and binding on all parties.

          (b)   The Compensation Committee may, in its sole discretion, designate any person(s) or committee to administer this Plan. To the extent provided by the Compensation Committee, such person(s) or committee designated to administer this Plan shall have the same powers and responsibilities as the Compensation Committee.

ARTICLE III

Amount of Enhanced Retirement Income

        Section 1.    (a) A Participant's monthly Enhanced Retirement Income shall be computed by:

        (i)    determining the benefit which would be payable using the applicable formula provided in Article V of the Retirement Program Plan, determined without regard to Code Section 415 or Code Section 401(a)(17); provided, however, that average monthly Compensation shall be:

        (A)  the larger of:

          (I)   1/36 of a Participant's Base Salary related to the three full calendar years in which such Base Salary was largest during the ten full calendar years next preceding the date of death or retirement, or

          (II)  1/36 of a Participant's Base Salary for the thirty-six (36) full calendar months next preceding the date of death or retirement; plus

        (B)  1/36 of the Participant's Incentive Compensation related to the three full calendar years in which such Incentive Compensation was the largest during the ten full calendar years next preceding the date of death or retirement; provided, that the calendar years in which the Participant was hired or terminated employment shall each be considered a full calendar year for the purposes of this clause (B) and provided that if there is Incentive Compensation in the retirement year that the 10th preceding year will continue to be considered; and

        (ii)   reducing such benefit by the total monthly amount of such Participant's retirement benefit actually payable under the Retirement Program Plan, the Equalization Benefit Plan and the Supplemental Retirement Income Plan.

        (b)   For purposes of this Section 1, "Incentive Compensation" will be related to the calendar year in which a Participant performed the services for which the Incentive Compensation was paid.

        (c)   For purposes of this Section 1, the amount of "Base Salary" received in any calendar month shall be calculated in the same manner in which average monthly Base Compensation used to compute pension benefits under the Retirement Program Plan is calculated (determined without regard to Incentive Compensation, as defined therein); provided, however, that Base Salary shall also include any base salary deferred by a Participant pursuant to the terms of the Compensation Deferral Program, in the calendar year in which it would otherwise have been paid and any cash profit sharing for the calendar year earned, to a maximum of twenty (20) days per year.

        (d)   Any benefits either payable under, or which have been satisfied through the purchase of, non-qualified annuities in connection with the Corporation's non-qualified plans shall be deducted from the amounts payable pursuant to subparagraph (a) above.

        (e)   Notwithstanding the foregoing, the amount of a Participant's Enhanced Retirement Income shall include any additional non-qualified retirement benefits resulting from agreements entered into by the Corporation and the Participant.

        Section 2.    If the Enhanced Retirement Income payable to a Participant under this Plan commences before the grant to such Participant of Incentive Compensation (whether or not deferred) which may be used to determine average monthly Compensation under Section 1 of this Article III, the monthly amount of Enhanced Retirement Income payable hereunder shall be recalculated after such Incentive Compensation is granted (whether or not deferred). The monthly amount of Enhanced Retirement Income resulting from said recalculation shall be paid commencing in or before the third calendar month after the month in which such Incentive Compensation is awarded, provided that the first monthly payment of such recalculated Enhanced Retirement Income shall be increased to reflect any prior underpayment of Enhanced Retirement Income resulting from the failure to include such Incentive Compensation in the initial calculation of Enhanced Retirement Income.

ARTICLE IV

Vesting

        Section 1.    A Participant will be vested in such Participant's right to receive Enhanced Retirement Income under the Plan in the same manner and to the same extent as provided under the Retirement Program Plan.

ARTICLE V

Payments

        Section 1.    Enhanced Retirement Income shall be paid monthly to a Participant or such Participant's survivor commencing with the month such Participant or such Participant's survivor commence benefits under the Retirement Program Plan, and shall cease or be suspended at the same time the Participant or such Participant's survivor cease or have suspended benefits under the Retirement Program Plan. However, Enhanced Retirement Income shall in no event be payable after the death of a Participant who has declined the coverage of a survivor's benefit.

        Section 2.    Unless otherwise elected, Enhanced Retirement Income payable under this Plan shall include the coverage of a survivor's benefit. A survivor's benefit payable from this Plan shall be paid to that person designated to receive a survivor's benefit under the Retirement Program Plan.

        Section 3.    Enhanced Retirement Income shall be received in the same form, and with the same actuarial adjustments, as such Participant's distributions from the Retirement Program Plan.

        Section 4.    Notwithstanding the provisions of Sections 1 and 3 of this Article V, Participants may elect, in accordance with provisions determined from time to time by the Compensation Committee or its designee, that their payments under the Plan shall be made either (i) in a lump sum as of January 1 of the calendar year following such election, or (ii) in substantially equal installments over a period of at least 2 but not more than 10 years commencing as of such date. The lump sum payment or installment payments described in the preceding sentence shall be calculated using (A) a discount rate equal to the average of 10 and 20 year Aaa municipal bonds as published by Moody's or a similar rating service for the third month prior to the month payments commence, and (B) a mortality table determined by the Compensation Committee or its designee. The Compensation Committee or its designee shall determine the procedures for such elections and the time and method of payment for payments in accordance with this Section 4. For Participants who make the election described in this Section 4, the provisions of Sections 1 and 3 of this Article V shall not apply.

        Section 5.    If the Compensation Committee determines, after a hearing, that a Participant who is eligible to receive or is receiving Enhanced Retirement Income has engaged in any activities which, in the opinion of the Board, are detrimental to the interest of, or are in competition with the Corporation, such Enhanced Retirement Income shall thereupon be terminated and forfeited.

        Section 6.    The Corporation may withhold the Participant's portion of the FICA taxes due on the Participant's Enhanced Retirement Income benefit from the payment of such benefit.

ARTICLE VI

Miscellaneous

        Section 1.    Unless otherwise defined in this Plan, all defined terms shall have the same meaning as set forth in the Retirement Plan.

        (a)   "Code" means the Internal Revenue Code of 1986, as amended.

        (b)   "Compensation Committee" means the Compensation and Management Development Committee of the Board of Directors of the Corporation.

        (c)   "Corporation" means Union Carbide Corporation and any subsidiary of the Corporation which is participating in the Retirement Program Plan.

        (d)   "Enhanced Retirement Income" means the benefit payable to a Participant pursuant to Article III of this Plan.

        (e)   "EPS Plan" means the 1997 Union Carbide Corporation EPS Incentive Plan.

        (f)    "Equalization Benefit Plan" means the Union Carbide Corporation Equalization Benefit Plan, as amended and restated January 1, 1998.

        (g)   "Incentive Compensation" means those incentive compensation awards which are made: (i) under any cash award plan and (ii) under any other variable compensation plans (whether or not deferred) designated by the Board of Directors; provided, however, that with respect to the EPS Plan, "Incentive Compensation" shall include variable compensation that would have been paid but for participation in the EPS Plan, and shall not include any payouts under the EPS Plan.

        (h)   "Participant" means an employee who is eligible to participate in this Plan pursuant to Article II.

        (i)    "Plan" means this Union Carbide Corporation Enhanced Retirement Income Plan.

        (j)    "Retirement Program Plan" means the Retirement Program Plan for Employees of Union Carbide Corporation and its Participating Subsidiary Companies.

        (k)   "Supplemental Retirement Income Plan" means the Union Carbide Corporation Supplemental Retirement Income Plan, as amended and restated January 1, 1998.

        Section 2.    The Corporation may amend or terminate this Plan at any time, but any such amendment or termination shall not adversely affect the rights of any Participant, or such Participant's survivor, then receiving benefits, or the vested rights of any Participant.

        Section 3.    Except to the extent required by law, no assignment of the rights and interests of a Participant under this Plan will be permitted nor shall such rights be subject to attachment or other legal processes for debts. Notwithstanding the foregoing, the Corporation will honor the terms of a QDRO, as defined in Code § 414(p).

        Section 4.    The Corporation may satisfy all or any part of its obligation to provide benefits hereunder by purchasing, and distributing to a Participant, an annuity from an insurance carrier to provide such benefits.

        Section 5.    This Plan is intended to be unfunded for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended and the right of a Participant shall be no greater than the right of an unsecured general creditor of the Corporation.

        Section 6.    Participation in this Plan shall not affect the Corporation's right to discharge any Participant.

QuickLinks

ARTICLE I Eligibility
ARTICLE II Administration
ARTICLE III Amount of Enhanced Retirement Income
ARTICLE IV Vesting
ARTICLE V Payments
ARTICLE VI Miscellaneous